SCHEDULE 14A
                     SCHEDULE 14 INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant       [   ]

Filed by a Party other than the Registrant        [ X ]

Check the appropriate box:

[X ]  Preliminary Proxy Statement

[  ]  Definitive Proxy Statement

[  ]  Definitive Additional Materials

[  ]  Soliciting Material Pursuant to Section 240.14a-11(c) or
Section 240.14a-12

Name of Registrant as Specified in Its Charter:

Questar Corporation

Name of Person(s) Filing Proxy Statement:

United Food & Commercial Workers Union, Local 99R

Payment of Filing Fee (check the appropriate box)

[X ] $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or

     14a-6(j) (2).

[  ] $500 per each party to the controversy pursuant to Exchange
Act Rule 14a-6(i)(3).

[  ] Fee computed on table below per Exchange Act Rules 14a-
6(i)(4) and 0-11.

     1)  Title of each class of securities to which transaction applies:
  ____________________________________________________________

     2) Aggregate number of securities to which transaction applies:

 _____________________________________________________________


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     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:  (1)

 _____________________________________________________________

     4) Proposed maximum aggregate value of transaction:

 _____________________________________________________________

(1) Set forth the amount on which the filing fee is calculated and state how it was determined.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount previously paid:

        ____________________________

     2) Form, Schedule or Registration Statement No:

       ______________________________

     3) Filing Party: _________________________

     Date Filed: _______________________________

                   PRELIMINARY PROXY STATEMENT

INDEPENDENT SHAREHOLDER SOLICITATION

FOR PROPOSAL FOR CONFIDENTIAL SHAREHOLDER VOTING AT

QUESTAR CORPORATION

MAY 21, 1996 ANNUAL STOCKHOLDERS MEETING

Sent to shareholders:
March 15, 1996

UFCW 99R                                Questar Corporation
2501 W. Dunlap Ave.                     180 East First South
Phoenix AZ                              Salt Lake City UT 84145

Dear Fellow Questar Shareholder:

     We urge you to vote FOR our shareholder proposal for confidential shareholder voting at Questar.

     Secret ballot voting for shareholders is provided at hundreds of companies. It also is how union officials and most government officials are elected. Voting should be a private matter.

     Shareholders often have business or personal relationships with members of the Board which go beyond owning Questar stock. For example, Questar's employees, insurers and banks may own stock in their own names and may fear retaliation from voting against management's recommendation.

     We in no way suggest management has threatened to retaliate against shareholders. However, we believe shareholders should havethe right to vote as they see fit without having anything to fear, even social pressure.

     On what sorts of issues might shareholders disagree with management? For example, Questar's top executives currently enjoy a severance plan under which they can voluntarily quit and still receive two years' severance. In our view employees should be rewarded for doing well by shareholders or helped to deal with being fired, but not rewarded for quitting their jobs. Under the plan, two years' pay and benefits goes to an executive who quits for any reason after remaining on the job six months to a year after public announcement of a potential change in control. We have also made a shareholder proposal to eliminate such severance pay for quitting, but we do not here seek your proxy on that matter at this time. Regardless of how you feel about shareholders having to pay severance to executives who quit, we believe you will agree that shareholders should be able to vote on this issue without fear of pressure from management.

     Managements sometimes argue against confidentiality on the grounds that shareholders can obtain confidentiality by placing their stock in the name of a broker or other nominee. However, by being the record owner rather than the broker, you avoid brokers' maintenance fees. You may be able to get shareholder materials faster. You need not worry about a broker making a mistake in getting your vote counted or keeping your confidences. Record owners have enhanced legal rights under state corporation law, such as the right to inspect corporate records. You should not have to give up all this just to have a secret ballot vote.

     We feel all shareholders deserve the confidentiality provided employees who hold through benefit plans: they have the right to confidentially vote through plan trustees the stock they own through the plan. Employees should be allowed to buy stock outside the plans without giving up confidentiality in the process.

     All shareholders deserve a secret ballot vote.

PLEASE VOTE FOR THE FOLLOWING PROPOSAL:

     Resolved, that shareholders recommend the Company adopt a policy of confidential shareholder voting, with exceptions solely for independent inspectors of election to certify the results of the vote, for disclosure required by law, or when shareholders address comments to management on their cards.

Shareholder approval of this proposal would not bind the board to adopt confidential voting. However, most companies' boards comply with recommendations approved by a majority of shareholders.

VOTING PROCEDURE - ELECTION OF DIRECTORS AND OTHER MATTERS TO BE
VOTED

    There are several ways of voting on our proposal:

(1) You can return the enclosed proxy card. However, because the company has not yet announced who its nominees for election to director will be nor any management proposals, under SEC rules we are not permitted to vote the enclosed card on those matters. EXECUTING THE ENCLOSED PROXY CARDS THUS WILL WAIVE YOUR RIGHT TO VOTE IN THE DIRECTORS ELECTION AND ALL OTHER MATTERS, UNLESS YOU EXECUTE A SUBSEQUENT PROXY CARD.

(2) After management releases its proxy statement, we will revise our card to include the directors' election and any other matters up for a shareholder vote. We will supply revised cards to any shareholder who returned our previous card.

(3) You can vote in person at the shareholders meeting on May 21 in Salt Lake City.

(4) Hopefully management's forthcoming proxy card will give you an opportunity to vote on this proposal. We asked management to do this and believe it is legally required, but management disagrees.

We are hopeful that the SEC Staff will resolve the issue. READ THE COMPANY'S CARD CAREFULLY BEFORE YOU SEND IT IN: IF IT GIVES MANAGEMENT DISCRETIONARY AUTHORITY TO VOTE AGAINST SHAREHOLDERS PROPOSALS, BY SIGNING IT YOU WILL CANCEL OUT YOUR VOTE FOR THE PROPOSAL ON THE ENCLOSED CARD.

     All holders of common stock as of the record date (to be announced by the Company) are entitled to vote. You may revoke your vote at any time by (1) executing a later proxy card; (2) appearing at the meeting to vote, or (3) delivering the proxyholder or the Company's secretary written notice of revocation prior to the date of the meeting. If you sign the enclosed card but do not direct us how to vote on the proposal we will vote FOR the proposal. We incorporate herein by reference the discussion in the Company's 1995 proxy statement of voting requirements and outstanding securities (p.1).

     We will keep all cards we receive confidential until the meeting. At that point they must be presented to the company's tabulator in order to be counted (under the company's current policy, management might then view them).

PROPOSALS FOR FUTURE MEETINGS

     SEC Rule 14a-8 gives a shareholder the right to have a proposal and supporting statement inserted at no cost in the company's proxy statement, if the shareholder has owned more than $1000 worth of the company's stock for more than one year.

     The deadline for submitting proposals for inclusion in the company's proxy statement for the 1997 annual meeting will be in November or December 1996 (assuming another May meeting date). The exact deadline will appear in the Company's forthcoming proxy statement. Feel free to contact us if you would like more information about how to pursue a shareholder proposal.

EXECUTIVE COMPENSATION/ SECURITY OWNERSHIP OF DIRECTORS AND
EXECUTIVE OFFICERS

     We incorporate herein by reference the information on these matters contained in last year's proxy statement. More current information will be contained in management's forthcoming proxy statement.

SOLICITATION

     The costs of this solicitation are being borne by United Food & Commercial Workers Local 99R, which owns 100 shares of company stock. We have no interest in representing Questar employees, nor are aware of any labor dispute at Questar. We are a non-profit organization representing employees in Arizona, primarily in the retail food business. We will not have specially engaged proxy solicitors but will use our regular staff. We will solicit proxies by mail, telephone, and fax.

THANK YOU FOR VOTING FOR THE PROPOSAL FOR SECRET BALLOT VOTING
FOR SHAREHOLDERS.

                                        Sincerely,


                                        William McDonough
                                        President UFCW 99


PLEASE RETURN THE ENCLOSED SURVEY AND PROXY CARD TO
                    UFCW 99R
                    2501 W. Dunlap Avenue
                    Phoenix AZ

PROXY
SOLICITED BY UFCW 99R
FOR QUESTAR CORPORATION
ANNUAL MEETING OF SHAREHOLDERS
May 1996

     The undersigned shareholder hereby appoints William McDonough proxy with full power of substitution to vote for the undersigned at the annual meeting of Questar, and at any adjournments thereof, on the proposal set forth in the accompanying Proxy Statement. By executing this proxy but no later proxy, the undersigned hereby waives the right to vote in the upcoming election of directors and on any other matters which may come before the meeting. The undersigned hereby directs this proxy be voted in accordance with the instructions herein.

(1) SHAREHOLDER PROPOSAL TO ALLOW SHAREHOLDERS TO VOTE BY SECRET
BALLOT:

     FOR [   ]   AGAINST [   ]     ABSTAIN [   ]

PLEASE DATE, SIGN AND PROMPTLY MAIL IN THE SELF-ADDRESSED
ENVELOPE. IF YOU ARE NOT THE RECORD OWNER OF THIS STOCK, PLEASE
LIST THE NAME AND ADDRESS OF THE RECORD OWNER. PERSONS SIGNING IN
REPRESENTATIVE CAPACITY SHOULD INDICATE AS SUCH. IF SHARES ARE
HELD JOINTLY, BOTH OWNERS SHOULD SIGN.


SIGNATURE ________________________________   DATE ___________

SIGNATURE ________________________________   DATE ___________

_____________________    ___________  _______________________
ACCOUNT NO./SSN          # OF SHARES   TELEPHONE/FAX #

ADDRESS ______________________________________________________

NAME/ADDRESS OF RECORD OWNER (if different from above):

SURVEY OF QUESTAR SHAREHOLDERS

     THIS IS NOT A PROXY: PLEASE RETURN IT EVEN IF YOU DO NOT
FILL OUT A PROXY CARD

1. Do you support the idea of confidential voting for shareholders?

          Yes  _____     No   ____  Undecided  ________

2. Do you support the Company's severance plan offering severance to Company executives who voluntarily quit their jobs?

          Yes  _____     No   ____  Undecided  ________

3. Do you believe compensation of the Company's top executives should be based more on stock performance than salary?

          Yes  ____      No  _____  Undecided _______

4. What is your favorite thing about the Company?

     ________________________________

5. What is the worst thing about the Company?

    ___________________________________

6. List anything you would like management to change:

     __________________________________

THE FOLLOWING INFORMATION WILL BE KEPT CONFIDENTIAL; NO SALESMEN
WILL CALL:

Name __________________________________Title, if any __________

Address _______________________________________________________

Phone  ________ Fax No. ___________ # Shares owned  ________

Return to: UFCW 99R, 2501 W. Dunlap Ave., Phoenix AZ 85201